UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2013

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA		01720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated 2011 Compensation and Incentive Plan

On July 17, 2013, the stockholders of SeaChange approved the amendment and restatement of SeaChange’s 2011 Compensation and Incentive Plan (as amended, the “2011 Plan”). By approving the 2011 Plan, the stockholders:

•

Approved an increase by 2,500,000 in the number of shares authorized for issuance under the 2011 Plan and a corresponding increase in the number of incentive stock options that may be authorized for issuance under the 2011 Plan;

•

Approved an increase in the maximum number of shares underlying awards issued to an individual participant that may vest in any one fiscal year, increasing the limit from 500,000 to 1,250,000, subject to certain exceptions specified in the 2011 Plan;

•

Approved the previously Board approved increase from 500,000 to 1,250,000 in the per participant limit on the number of awards that may be granted to an individual participant in any one fiscal year, effective February 1, 2012; and

•

Approved the material terms of the performance goals of the 2011 Plan under which tax-deductible compensation may be paid for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, including the business criteria on which performance goals may be based.

For a description of the material features of the 2011 Plan, please refer to SeaChange’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of the Stockholders held on July 17, 2013, a copy of which was filed with the Securities and Exchange Commission on May 23, 2013 (File No. 000-21393) and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Plans and Arrangements

Amended and Restated 2011 Compensation and Incentive Plan

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02(e).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)	Amendment of Articles of Incorporation or Bylaws

On July 17, 2013, SeaChange’s Board of Directors amended Section 1.9 of its by-laws to provide for majority voting in uncontested elections of directors and plurality voting in contested elections of directors. Previously, SeaChange’s by-laws provided for plurality voting in both contested and uncontested elections of directors. A copy of SeaChange’s Amended and Restated By-Laws, as amended, is filed herewith as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of SeaChange was held on July 17, 2013, at which the stockholders voted on the following matters:

1.	The election of two (2) members (Steven Craddock and Edward Terino) to SeaChange’s Board of Directors, each to serve for a three-year term as a Class II Director;

2.	The approval of the compensation of SeaChange’s named executive officers through an advisory vote;

3.	The approval of an amendment and restatement of the Company’s 2011 Compensation and Incentive Plan;

4.	The ratification of the appointment of Grant Thornton LLP, SeaChange’s independent registered public accounting firm.

Voting results were as follows:

	Votes For	Votes Withheld	Broker Non-votes
Election of Steven Craddock	23,113,367	394,975	4,358,837
Election of Edward Terino	23,121,167	387,175	4,358,837

	Votes For	Votes Against	Abstained	Broker Non-votes
Advisory vote on the compensation of named executive officers	21,986,674	1,374,474	147,194	4,358,837

	Votes For	Votes Against	Abstained	Broker Non-votes
Approval of an amendment and restatement of the Company’s 2011 Compensation and Incentive Plan	22,177,362	1,182,821	148,159	4,358,837

	Votes For	Votes Against	Abstained
Ratification of appointment of independent registered public accounting firm	27,833,018	27,833	6,328

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed with this report.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of SeaChange International, Inc., as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Anthony Dias
Anthony Dias
Interim Chief Financial Officer, Treasurer and Senior Vice President, Finance and Administration

Dated: July 17, 2013

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of SeaChange International, Inc., as amended